UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 25, 2007

CABOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (617) 345-0100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 25, 2007, Cabot Corporation issued a press release announcing its operating results for the fiscal quarter ended June 30, 2007.  A copy of the press release, together with supplemental business information for the third quarter of Cabot’s 2007 fiscal year, are furnished herewith as Exhibits 99.1 and 99.2.

Item 9.01  Financial Statements and Exhibits.

(c)          Exhibits.

99.1                                                   Press release issued by Cabot Corporation on July 25, 2007

99.2                                                   Third Quarter Fiscal Year 2007 Supplemental Business Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

	By:	/s/ James P. Kelly
Name: James P. Kelly
Title: Controller

Date: July 25, 2007

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press release issued by Cabot Corporation on July 25, 2007
99.2	Third Quarter Fiscal Year 2007 Supplemental Business Information